UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 12, 2015

Freshpet, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	001-36729	20-1884894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Plaza Drive, 1st Floor

Secaucus, New Jersey 07094

(Address of Principal Executive Offices, including Zip Code)

(201) 520-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On January 12, 2015, Freshpet, Inc. (“Freshpet”) published to the investor relations section of its website a presentation which will be used by Freshpet’s management team in meetings with analysts and stockholders. The presentation includes, among other things, the operating information set forth below:

Store Count by Class of Retail

Freshpet operated in the following number of stores:

	Store Count, as of
Class of Retail	September 30, 2013	September 30, 2014
Grocery	5,023	5,906
Pet	2,946	3,936
Mass	2,225	2,902
Natural	75	226

The presentation can be accessed at investors.frehpet.com. This information is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed to be “filed” for the purposes of the Securities and Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRESHPET, INC.

Date: January 12, 2015

	By:	/s/ Richard Kassar
	Name:	Richard Kassar
	Title:	Chief Financial Officer